CONSENT OF SPITZER & FELDMAN PC





        WE HEREBY CONSENT to the reference to our firm in the filing of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A ("Registration Statement") of Questar Funds, Inc., as filed with the Securities and Exchange Commission ("SEC") on August 15, 2000, and in Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC on October 13, 2000.

                                                  SPITZER & FELDMAN P.C.





Dated:   New York, New York
         October 13, 2000